SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 25, 2000



                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




          Maryland                     1-9317                  04-6558834
(State or other jurisdiction        (Commission             (I.R.S. employer
     of incorporation)              file number)         identification number)




 400 Centre Street, Newton, Massachusetts                            02458
 (Address of principal executive offices)                          (Zip code)




        Registrant's telephone number, including area code: 617-332-3990

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  1.1 Form of Purchase Agreement dated as of July 25, 2000 between HRPT Properties Trust and Donaldson, Lufkin & Jenrette Securities Corporation pertaining to $30,000,000 in aggregate principal amount of 8.875% Senior Notes due 2010.

                  4.1 Form of Supplemental Indenture No. 8 dated as of July 31, 2000 between HRPT Properties Trust and State
                           Street Bank and Trust Company pertaining to $30,000,000 in aggregate principal amount of 8.875% Senior Notes due 2010.

                  8.1      Opinion of Sullivan & Worcester LLP re: tax matters.

                  12.1     Computation of Ratio of Earnings to Fixed Charges.

                  23.1     Consent of Sullivan &  Worcester  LLP  (contained  in
                           Exhibit 8.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HRPT PROPERTIES TRUST



                                      By: /s/ John Popeo
                                           John Popeo
                                           Treasurer and Chief Financial Officer

Date:  July 27, 2000